UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2019
AVON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park London W4 5HR United Kingdom (Address of principal executive offices) (Zip Code)
 +44-1604-232425
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	AVP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS.
On June 25, 2019, Avon Products, Inc. (the “Company”) announced that Avon International Capital p.l.c., the Company’s wholly-owned subsidiary (the “Issuer”), priced $400,000,000 in aggregate principal amount of 6.500% senior secured notes due 2022. The aggregate principal amount of the  notes offered was increased from $350,000,000.  The offering is expected to close on July 3, 2019. A copy of the press release is being furnished as Exhibit 99.1 herewith.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
The information in this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Information
In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are not historical facts or information may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “forecast,” “plan,” “believe,” “may,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “can,” “expectation,” “could,” “will,” “would” and similar expressions, or the negative of those expressions, may identify forward-looking statements. Such forward-looking statements are based on management’s reasonable current assumptions, expectations, plans and forecasts regarding the Company’s and the Issuer’s current or future results and future business and economic conditions more generally. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievement of the Company or the Issuer to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management’s expectations. Therefore, you should not rely on any of these forward-looking statements as predictors of future events.
Additional information identifying such factors is contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, the Company’s Current Reports on Form 8-K filed on May 22, 2019 and May 24, 2019 and other reports and documents.
The Company files with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are or were made, and the Company does not intend to update or otherwise revise the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events, except as required by law.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d):	The following exhibit is being filed herewith:

Exhibit No.	Exhibit

99.1	Avon Products, Inc. Press Release titled “Avon Announces Pricing and Upsizing of Senior Secured Notes Offering,” dated June 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

Date: June 26, 2019	By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President, Interim General Counsel and Corporate Secretary